CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : July 1999

Beginning of the Month Principal Receivables :                                                                    10,645,777,864.94
                                                                                                                 -------------------
Beginning of the Month Finance Charge Receivables :                                                                  339,150,697.30
                                                                                                                 -------------------
Beginning of the Month Discounted Receivables :                                                                                0.00
                                                                                                                 -------------------
Beginning of the Month Total Receivables :                                                                        10,984,928,562.24
                                                                                                                 -------------------
Removed Principal Receivables :                                                                                                0.00
                                                                                                                 -------------------
Removed Finance Charge Receivables :                                                                                           0.00
                                                                                                                 -------------------
Removed Total Receivables :                                                                                                    0.00
                                                                                                                 -------------------

Additional Principal Receivables :                                                                                   299,216,779.31
                                                                                                                 -------------------
Additional Finance Charge Receivables :                                                                                1,204,059.93
                                                                                                                 -------------------
Additional Total Receivables:                                                                                        300,420,839.24
                                                                                                                 -------------------

Discounted Receivables Generated this Period                                                                                   0.00
                                                                                                                 -------------------
End of the Month Principal Receivables :                                                                          10,432,719,669.99
                                                                                                                 -------------------
End of the Month Finance Charge Receivables :                                                                        332,979,629.14
                                                                                                                 -------------------
End of the Month Discounted Receivables :                                                                                      0.00
                                                                                                                 -------------------
End of the Month Total Receivables :                                                                              10,765,699,299.13
                                                                                                                 -------------------
Excess Funding Account Balance                                                                                                 0.00
                                                                                                                 -------------------
Adjusted Invested Amount of all Master Trust Series                                                                9,818,602,444.00
                                                                                                                 -------------------

End of the Month Seller Percentage                                                                                            5.89%
                                                                                                                 -------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : July 1999                                                                 ACCOUNTS                    RECEIVABLES

End of the Month Delinquencies :

      30 - 59 Days Delinquent                                                                 138,887.00             167,676,281.17
                                                                                      -------------------        -------------------
      60 - 89 Days Delinquent                                                                  83,041.00             107,923,210.66
                                                                                      -------------------        -------------------
      90 + Days Delinquent                                                                    141,994.00             208,102,945.34
                                                                                      -------------------        -------------------

      Total 30 + Days Delinquent                                                              363,922.00             483,702,437.17
                                                                                      -------------------        -------------------

      Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                              4.49%
                                                                                                                 -------------------

Defaulted Accounts During the Month                                                            43,564.00              47,213,271.76
                                                                                      -------------------        -------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                          5.32%
                                                                                                                 -------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : July 1999                                                                  COLLECTIONS               PERCENTAGES
Total Collections and Gross Payment Rate                                                  1,540,922,100.92                    14.03%
                                                                                      --------------------       -------------------

Collections of Principal Receivables and Principal Payment Rate                           1,329,591,009.81                    12.49%
                                                                                      --------------------       -------------------

      Prior Month Billed Finance Charge and Fees                                            168,215,104.27
                                                                                      --------------------
      Amortized AMF Income                                                                   11,911,041.24
                                                                                      --------------------
      Interchange Collected                                                                  16,015,774.81
                                                                                      --------------------
      Recoveries of Charged Off Accounts                                                     15,393,991.08
                                                                                      --------------------
      Collections of Discounted Receivables                                                           0.00
                                                                                      --------------------

Collections of Finance Charge Receivables and Annualized Yield                              211,535,911.40                    23.84%
                                                                                      --------------------       -------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : July 1999

Beginning Unamortized AMF Balance                                                                                      64,243,547.64
                                                                                                                 -------------------
+     AMF Slug for Added Accounts                                                             1,442,377.30
                                                                                      --------------------
+     AMF Collections                                                                        11,706,220.95
                                                                                      --------------------
-     Amortized AMF Income                                                                   11,911,041.24
                                                                                      --------------------
Ending Unamortized AMF Balance                                                                                         65,481,104.65
                                                                                                                 -------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : JULY 1999

Gross Principal Payment Rate                                                                        12.49%
                                                                                      --------------------

May 17, 1994   3% Discount of Addition                                                                                 50,184,973.92
                                                                                                                 -------------------
      Total Discounted Receivables Collections as of Beginning of Month                      50,184,973.92
                                                                                      --------------------
      Collections of Discounted Receivables Current Month                                             0.00
                                                                                      --------------------
Discounted Receivables to be Collected                                                                                          0.00
                                                                                                                 -------------------










                                                    /s/ Charles Kim
                                                    ---------------------------
                                                    Charles Kim
                                                    Securitization Manager



                                                                    Page 8 of 45